TL417 STKP
TL417 STKPZ

                          FRANKLIN TEMPLETON JAPAN FUND

                          SUPPLEMENT DATED NOVEMBER 21, 1997
                      TO THE CLASS I AND ADVISOR CLASS PROSPECTUSES,
                              DATED AUGUST 1, 1997

On October 18, 1997, the Board of Trustees of Franklin Templeton Japan Fund (the "Fund") unanimously voted, subject to shareholder approval, to liquidate and dissolve the Fund. It is anticipated that in early 1998 a proxy statement and proxy will be mailed to shareholders of the Fund seeking their vote in connection with the liquidation and dissolution of the Fund. Assuming that shareholders vote to liquidate the Fund, the liquidation will be carried out in 1998. As a result of the decision to pursue liquidation and dissolution of the Fund, as of the date of this supplement, shares of the Fund are no longer offered for sale to new investors. Existing shareholders may continue to reinvest their dividends and distributions in additional shares of the Fund, and may also purchase additional shares of the Fund.